                                                                               .
                                                                               .
                                                                               .
                                                                       EXHIBIT 6



                           Cox Interactive Media, Inc.
                        Executive Officers and Directors


Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
Preston B. Barnett           Vice President                     Vice President and             Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        General Tax counsel            6205 Peachtree Dunwoody Road
                             530 Means Street                                                  Atlanta, GA 30328
                             Atlanta, GA 30318

Richard J. Jacobson          Treasurer                          Vice President &               Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        Treasurer                      6205 Peachtree Dunwoody Road
                             530 Means Street                                                  Atlanta, GA 30328
                             Atlanta, GA 30318

Andrew A. Merdek*            Secretary                          Vice President,                Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        Legal Affairs, General         6205 Peachtree Dunwoody Road
                             530 Means Street                   Counsel and Corporate          Atlanta, GA 30328
                             Atlanta, GA 30318                  Secretary




* Director of the Corporation

                              CIM Investments, Inc.
                        Executive Officers and Directors


Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
Preston B. Barnett           Vice President                     Vice President and             Cox Enterprises, Inc.
                             CIM Investments, Inc.              General Tax counsel            6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109

Richard J. Jacobson*         Treasurer                          Vice President &               Cox Enterprises, Inc.
                             CIM Investments, Inc.              Treasurer                      6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109

Richard F. Klumpp*           Assistant Secretary                Manager, Financial             Nevada Corporate
                             CIM Investments, Inc.              Services                       Management, Inc.
                             3993 Howard Hughes Parkway                                        3993 Howard Hughes Pky.
                             Las Vegas, NV 89109                                               Las Vegas, NV 89109

Andrew A. Merdek             Secretary                          Vice President, Legal          Cox Enterprises, Inc.
                             CIM Investments, Inc.              Affairs, General Counsel       6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway         & Corporate Secretary          Atlanta, GA 30328
                             Las Vegas, NV 89109

G. Dennis Berry              President                          President and Chief            Cox Enterprises, Inc.
                             CIM Investments, Inc.              Operating Officer              6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109

Shauna J. Sullivan           Assistant Secretary                Assistant Secretary            Cox Enterprises, Inc.
                             CIM Investments, Inc.                                             6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109

Carol L. Larner              Assistant Treasurer                Assistant Treasurer            Cox Enterprises, Inc.
                             CIM Investments, Inc.                                             6205 Peachtree Dunwoody Road
                             3993 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109




* Director of the Corporation

                              Cox Enterprises, Inc.
                        Executive Officers and Directors


Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
James C. Kennedy*            Cox Enterprises, Inc.              Chairman of the Board          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       and Chief Exec. Officer        6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                  .                              Atlanta, GA 30328

David E. Easterly*           Cox Enterprises, Inc.              Vice Chairman                  Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

G. Dennis Berry*             Cox Enterprises, Inc.              President and Chief            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Operating Officer              6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Robert C. O'Leary*           Cox Enterprises, Inc.              Exec. Vice President           Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       and Chief Financial            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                  Officer                        Atlanta, GA 30328


Timothy W. Hughes            Cox Enterprises, Inc.              Senior Vice President          Cox Enterprises, Inc
                             6205 Peachtree Dunwoody Road       Administration                 6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Alexander V.                 Cox Enterprises, Inc.              Senior Vice President          Cox Enterprises, Inc.
Netchvolodoff                6205 Peachtree Dunwoody Road       Public Policy                  6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Barbara C. Anthony*          Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Preston B. Barnett           Cox Enterprises, Inc.              Vice President and             Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       General Tax Counsel            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Anne C. Chambers*            Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Marybeth H. Leamer           Cox Enterprises, Inc.              Vice President, Human          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Resources                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Richard J. Jacobson          Cox Enterprises, Inc.              Vice President &               Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Treasurer                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Michael J. Mannheimer        Cox Enterprises, Inc.              Vice President,                Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Materials Management           6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                               Atlanta, GA 30328

* Director of the Corporation

Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------

Andrew A. Merdek             Cox Enterprises, Inc.              Vice President, Legal          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Affairs, General Counsel       6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                   & Corporate Secretary         Atlanta, GA 30328

R. Scott Whiteside           Cox Enterprises, Inc.              Vice President, Business       Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Development                    6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Richard D. Huguley           Cox Enterprises, Inc.              Vice President,                Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Development                    6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Gregory B. Morrison          Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       & Chief Information            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                  Officer                        Atlanta, GA 30328

John C. Williams             Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Marketing                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30328                                                 Atlanta, GA 30328

Thomas B. Whitfield          Cox Enterprises, Inc.              Vice President,                Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Direct Marketing               6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                                Atlanta, GA 30328

Alexandra M. Wilson          Cox Enterprises, Inc.              Vice President, Public         Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Policy                         6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                                Atlanta, GA  30328

Maria L. Friedman            Cox Enterprises, Inc.              Assistant Vice                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       President, Tax                 6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                                Atlanta, GA  30328

Arthur M. Blank*             AMB Group, LLC                     Chairman, President            AMB Group, LLC
                             3290 Northside Parkway             & Chief Executive              3290 Northside Parkway
                             Atlanta, GA  30327                 Officer                        Atlanta, GA 30327

Richard L. Braunstein*       Dow, Lohnes &                      Member                         Dow, Lohnes &
                             Albertson, PLLC                                                   Albertson, PLLC
                             1200 New Hampshire Ave                                            1200 New Hampshire Ave.
                             Washington, DC 20036                                              Washington, DC 20036

Thomas O. Cordy*             3770 Village Drive                 Director-                      The Maxxis Group, Inc.
                             Atlanta, GA  30331                 Retired President and
                                                                Chief Executive Officer

Carl R. Gross*               5895 Winterthur Ridge              Director                       Retired Vice President
                             Atlanta, GA 30328                                                 and Chief Administrative
                                                                                               Officer

Paul J. Rizzo*               Franklin Street Partners           Director-                      Franklin Street Partners
                             6330 Quadrangle Drive              Retired Vice Chairman,         6330 Quadrangle Drive
                             Chapel Hill, NC  27514             IBM Corporation                Chapel Hill, NC  27514

* Director of the Corporation

Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------

Shauna J. Sullivan           Cox Enterprises, Inc.              Assistant Secretary            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                                Atlanta, GA  30328


Carol L. Larner              Cox Enterprises, Inc.              Assistant Treasurer            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA  30328                                                Atlanta, GA  30328

* Director of the Corporation